Leases (Details) $ in Thousands	12 Months Ended
Dec. 31, 2019 USD ($)
Lease cost
Operating lease cost	$ 27,812
Short-term lease cost	296
Variable lease cost	1,213
Total lease cost	29,321
Cash Paid for amounts included in measurement of lease liabilities
Operating cash flows from operating leases	24,303
Right-of-use assets obtained in exchange for lease obligations	$ 6,386
Weighted-average remaining lease term - operating leases	6 years
Weighted-average discount rate - operating leases	5.80%